UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020 (June 29, 2020)

Emerald Holding, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38076	42-1775077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31910 Del Obispo Street Suite 200 San Juan Capistrano, California	92675
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 226-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

Investment Agreement

On June 29, 2020 (the “First Closing Date”), Emerald Holding, Inc., a Delaware corporation (the “Company”), completed the previously announced issuance and sale of 47,058,332 shares (the “Private Placement”) of its 7% Series A Convertible Participating Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) to OPV Gem Aggregator LP, a Delaware limited partnership (in its capacity as assignee of Onex Partners V LP) (OPV Gem Aggregator LP and Onex Partners V LP, together with certain investment funds managed by an affiliate of Onex Corporation that are currently holders of the Company’s outstanding common stock, collectively “Onex”).

In connection with the Investment Agreement, assuming the Company’s registration statement (as defined below) relating to the rights offering is declared effective, the Company will distribute to holders of its common stock non-transferable subscription rights to purchase up to an aggregate of 24,388,014 shares of Series A Preferred Stock (the “rights offering”). Holders of the Company’s common stock will receive one subscription right to purchase one share of Series A Preferred stock at a price of $5.60 per share for each share of the Company’s common stock held as of 5:00 p.m. New York City time on July 6, 2020 (the “record date”). Onex has agreed that it and its affiliates will not exercise any subscription rights to purchase Series A Preferred Stock in the rights offering. Further, Onex has agreed and is obligated, as backstop provider, to purchase additional shares of Series A Preferred Stock (if any) not subscribed for in the rights offering by common stockholders. The Company expects to use the aggregate proceeds from the Private Placement, the rights offering and this backstop commitment, to repay outstanding debt under its revolving credit facility and for general corporate purposes, including organic and acquisition growth initiatives. The Company filed a registration statement on Form S-3 (Registration No. 333-239322) (the “registration statement”) relating to the rights offering with the Securities and Exchange Commission (the “SEC”) on June 19, 2020, which registration statement has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The rights offering will be made only by means of a prospectus. Copies of the prospectus, when available, will be mailed to all stockholders as of the record date and may also be obtained free of charge at the website maintained by the SEC at www.sec.gov or by contacting the information agent for the rights offering, Georgeson LLC, at (866) 856-6388.

The terms of the Series A Preferred Stock have been previously disclosed in the Company’s Current Report on Form 8-K filed on June 11, 2020, which description is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K. In connection with the sale of the Series A Preferred Stock, the Company and Onex agreed to certain modifications to the Certificate of Designations (as defined below) to reflect certain technical changes. The foregoing description of the Certificate of Designations does not purport to be complete, and is subject to, and qualified in its entirety by, the full text of the Certificate of Designations. A copy of the final Certificate of Designations, as filed with the Secretary of State of Delaware on June 29, 2020, is attached as Exhibit 3.1 hereto and incorporated herein by reference.

In addition, on June 29, 2020 the Company received early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 for the sale of Series A Preferred Stock to Onex and, as a result, (i) the restrictions on voting rights on the shares of Series A Preferred Stock held by Onex described in the Company’s Current Report on Form 8-K filed on June 11, 2020 will not apply, and (ii) the shares of Series A Preferred Stock held by Onex will be convertible at the option of the holder consistent with the Certificate of Designations.

As part of the transactions contemplated by the Investment Agreement, as of June 29, 2020, the Company also entered into a registration rights agreement and the stockholder letter agreements, each as described below.

Registration Rights Agreement

The Company and Onex entered into a Registration Rights Agreement (the “Registration Rights Agreement”), whereby Onex will be entitled to certain demand and piggyback registration rights in respect of the Series A Preferred Stock and the shares of common stock issuable upon conversion thereof.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the agreement, a copy of which is attached hereto as Exhibit 4.2, and incorporated herein by reference

Stockholder Letter Agreements

Onex also entered into stockholder letter agreements with the Company, the terms of which are described in the Company’s Current Report on Form 8-K filed on June 11, 2020, which description is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

The foregoing description of the stockholder letter agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 with respect to the Investment Agreement is incorporated by reference into this Item 3.02. The issuance and sale of 47,058,332 shares of the Series A Preferred Stock by the Company to OPV Gem Aggregator LP pursuant to the Investment Agreement is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). OPV Gem Aggregator LP has represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the Series A Preferred Stock is being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, and appropriate legends will be affixed to any certificates evidencing shares of Series A Preferred Stock or shares of Common Stock issued in connection with any future conversion of the Series A Preferred Stock.

The shares of Common Stock issuable to Onex upon conversion of shares of the Series A Preferred Stock will be issued in reliance upon the exemption from registration in Section 3(a)(9) of the Securities Act or pursuant to another available exemption.

Item 3.03. Material Modification to Rights of Security Holders

The information contained in Item 1.01 with respect to the Registration Rights Agreement and in Item 5.03 with respect to the Certificate of Designations is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Investment Agreement, on June 29, 2020, the Company issued 47,058,332 shares of Series A Preferred Stock to Onex. A summary of the rights, preferences and privileges of the Series A Preferred Stock is set forth in Item 1.01 of the Current Report on Form 8-K filed by the Company on June 11, 2020, as modified by the information set forth in Item 1.01 above, which is incorporated herein by reference. Each share of Series A Preferred Stock issued to Onex pursuant to the Investment Agreement has the powers, designations, preferences, and other rights of the Series A Preferred Stock as are set forth in the Certificate of Designations of the Series A Preferred Stock filed by the Company with the Delaware Secretary of State on June 29, 2020 (the “Certificate of Designations”), a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

The foregoing description of the Certificate of Designations does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Designations, which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit.

Exhibit No.	Description

3.1	Certificate of Designations for Series A Convertible Participating Preferred Stock.

4.2	Registration Rights Agreement, dated as of June 29, 2020, by and among Emerald Holding, Inc. and OPV Gem Aggregator LP.

10.1	Stockholders Letter Agreement, dated as of June 29, 2020, by and among Emerald Holding, Inc. and Onex Partners III LP, Onex Partners III GP LP, Onex US Principals LP, Onex Partners III PV LP, Onex Expo SARL, Onex Partners III Select LP and Onex Advisor Subco III LLC.

10.2	Stockholders Letter Agreement, dated as of June 29, 2020, by and among Emerald Holding, Inc. and Onex Partners V LP and OPV Gem Aggregator LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2020		EMERALD HOLDING, INC.

	By:	/s/ Mitchell Gendel
Mitchell Gendel
General Counsel and Corporate Secretary